UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 18, 2003

infoUSA INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

0-19598	47-0751545
(Commission File Number)	(I.R.S. Employer Identification No.)

5711 South 86th Circle, Omaha Nebraska	68127
(Address of principal executive offices)	(Zip Code)

(402) 593-4500
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished pursuant to Item 9 and Item 12:

99.1	Press release issued by the registrant on April 18, 2003.

Item 9. Regulation FD Disclosure (Information Being Furnished Under 12).

In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 18, 2003, the registrant issued a press release regarding the registrant’s results of operations for the first quarter of fiscal 2003. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

infoUSA Inc.

	By:	/s/ Stormy L. Dean

Stormy L. Dean, Chief Financial Officer
Dated: April 18, 2003

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release issued by the registrant on April 18, 2003.